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                                  EXHIBIT 23.2
                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors of
Methanex Corporation

We consent to the use of our reports dated March 7, 2003 which are incorporated herein by reference.



/s/ KPMG LLP

Chartered Accountants

Vancouver, Canada
February 6, 2004